Leases	6 Months Ended
Jun. 30, 2023
Leases [Abstract]
Leases

Note 12 — Leases

Lease commitments

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty. All of the Company’s real estate leases are classified as operating leases.

The Company has entered into nine non-cancellable operating lease agreements for nine office spaces expiring through December 2024. As of June 30, 2023, upon adoption of FASB ASU 2016-02, the Company recognized RMB 434,414 right of use (“ROU”) assets and RMB 504,345 lease liabilities based on the present value of the future minimum rental payments of leases, using a weighted average discount rate of 7%, which is determined using an incremental borrowing rate with similar term in the PRC. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The leases generally do not contain options to extend at the time of expiration and the weighted average remaining lease terms are 1 year.